UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 6, 2007

                                KOPIN CORPORATION
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                            000-19882                         04-2833935
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(State or Other Jurisdiction       (Commission                     (IRS Employer
of Incorporation)                  File Number)              Identification No.)


                  200 John Hancock Road, Taunton, MA       02780
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               (Address of Principal Executive Offices)  (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

     Kopin Corporation issued a press release on March 6, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the quarter ended December 30, 2006 that are preliminary pending the completion of a previously announced independent review of past stock option grant practices and the filing of the company's Form 10-K for the year ended December 30, 2006. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(d)    Exhibits.
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           99.1  Kopin Corporation Press Release, dated March 6, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KOPIN CORPORATION


Dated: March 6, 2007                   By: /s/ Richard A. Sneider
                                           -------------------------------
                                           Richard A. Sneider
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)